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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

                            Date of Report:

                            March 14, 1994
                  (Date of earliest event reported)


                             PS GROUP, INC.
            (Exact name of registrant as specified in charter)


   DELAWARE                    1-7141                95-2760133
(State or other             (Commission             (IRS Employer
jurisdiction of             File Number)         Identification No.)
incorporation)


4370 La Jolla Village Drive
        Suite 1050
    San Diego, California                                92122
    (Address of principal                              (Zip Code)
     executive offices)


 Registrant's telephone number, including area code:  (619) 546-5001


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Item 2.   Disposition of Assets

On March 14, 1994 the travel management business operated by USTravel Systems Inc. ("USTravel"), an 85% owned subsidiary of PS Group, Inc. ("PSG") was sold to MTH Acquisition Corp. (the "Travel Business Sale"). MTH Acquisition Corp. is controlled by Murrary T. Holland. The Travel Business Sale was accomplished through the sale of the assets of USTravel and various of USTravel's wholly-owned subsidiaries (the "Travel Business Assets").

The Travel Business Assets were sold for a total cash consideration of $43 million subject to certain post-closing adjustments. Minority stockholders of USTravel received $3 million of the purchase price, and under certain conditions, may receive an additional $400,000. Proceeds to be received by USTravel for the portion of the Travel Business Assets attributable to PSG on a consolidated basis is expected to be approximately $40 million. The principle followed in determining the amount of consideration for the Travel Business Assets was the negotiation of the purchase price with the purchaser in an arms length transaction.


Item 7.   Financial Statements and Exhibits

The following pro forma financial statements and exhibits are filed as part of this report:

(b)         Pro  forma   information  required  pursuant  to   Article  11  of
            Regulation S-X:

                  PS Group, Inc, Unaudited Pro Forma Condensed Consolidated Financial Statements:

                    Pro   Forma   Condensed  Consolidated
                    Statement  of  Financial Position  at
                    December 31, 1993                                   Page 4

                    Pro   Forma   Condensed  Consolidated
                    Statement    of    Operations    from
                    Continuing  Operations  for the  Year
                    Ended December 31, 1993                             Page 5

                    Notes   to    Pro   Forma   Condensed
                    Consolidated   Financial   Statements
                    (related to basis of presentation and
                    pro forma adjustments only)                         Page 6

            The Unaudited Pro Forma Condensed Consolidated Statement of Financial Position at December 31, 1993 gives effect to the sale of the assets of USTravel as if the sale had occurred on December 31, 1993. The Unaudited Pro Forma Condensed Consolidated
            Statement of Operations from Continuing Operations for the year ended December 31, 1993 gives effect to the sale as if it had
            occurred  on January 1, 1993.   The Unaudited  Pro





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            Forma Condensed Consolidated Financial  Statements have been prepared based on PS Group's December 31, 1993 financial statements.

            These pro forma financial statements include assumptions and estimates and, therefore, may not be indicative of the results that actually would have happened if the sale had occurred on the date indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the notes thereto.

(c)         Exhibits



                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PS GROUP, INC.



Dated:  March 28, 1994                          By:  /s/ Dennis C. O'Dell
                                                Name:    Dennis C. O'Dell
                                                Title:   Vice President,
                                                         General Counsel
                                                         and Corporate
                                                         Secretary

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PS GROUP, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Financial Position December 31, 1993
(in thousands of dollars)


                                                   Pro Forma
                                                  Adjustments     Pro Forma
                                     Historical     Increase      After Sale
                                         (a)      (Decrease)(b)   of USTravel
ASSETS
Current assets:
 Cash and cash equivalents               5,007       40,065 (c)
                                                    (40,065)(d)      5,007
 Accounts and notes receivable          21,434                      21,434
 Net investment in discontinued
     operation                          15,313      (15,313)(c)
 Other current assets                   12,504                      12,504

   Total current assets                 54,258      (15,313)        38,945

Property and equipment, net             23,045                      23,045
Aircraft under operating leases        149,018                     149,018
Investment in aircraft financing
  leases                               104,881                     104,881
Other assets                            50,888       17,065 (d)     67,953

                                       382,090        1,752        383,842

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable and other             17,362                      17,362
 Current portion of long-term debt      38,672      (23,000)(d)     15,672

   Total current liabilities            56,034      (23,000)        33,034

Long-term obligations                  139,487                     139,487
Deferred taxes and othe                 64,670       10,159 (c)     74,829

Stockholders' equity:
 Common stock                            6,065                       6,065
 Additional paid-in capital             98,407                      98,407
 Retained earnings                      17,427       14,593 (c)     32,020
   Total stockholders' equity          121,899       14,593        136,492

                                       382,090        1,752        383,842

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PS GROUP, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations from
  Continuing Operations
Year Ended December 31, 1993
(in thousands of dollars, except per share data)



                                                   Pro Forma
                                                  Adjustments     Pro Forma
                                     Historical     Increase      After Sale
                                         (a)      (Decrease)(e)   of USTravel

Operating revenues                     157,622                     157,622

Costs and expenses:
  Cost of products sold
    and goods provided                 119,630                     119,630
  Depreciation, depletion and
    amortization                        16,247                      16,247
  General and administrative
    expenses                             5,608                       5,608
  Aircraft write-down                   17,000                      17,000
  Interest expense                      20,767       (2,767)(f)     18,000

                                       179,252       (2,767)       176,485

Loss from continuing operations
  before taxes                         (21,630)       2,767        (18,863)
Credit for taxes                        (7,495)       1,135 (f)     (6,360)
  Loss from continuing operations      (14,135)       1,632        (12,503)

Loss per share from continuing
  operations                             (2.33)                      (2.06)


Shares used in determination of
  loss per share                         6,057


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PS GROUP, INC.
Notes to  Unaudited Pro  Forma Condensed  Consolidated Statement  of Financial
Position  and   Unaudited  Pro  Forma  Condensed   Consolidated  Statement  of
Operations from Continuing Operations


(a) The Historical Condensed Financial Statements before pro forma adjustments have been prepared based on PS Group, Inc.'s December 31, 1993 financial statements.

(b) The Unaudited Pro Forma Condensed Consolidated Statement of Financial Position was prepared assuming the sale of the assets of USTravel was consummated on December 31, 1993.

(c) Adjustments to reflect the disposition of the net assets of USTravel and the proceeds of the sale assuming the sale occurred on December 31, 1993. The following pro forma adjustments include estimated cash proceeds including post-closing adjustments yet to occur, estimated expenses related to the disposition and an estimate of applicable income taxes:

                  Cash proceeds                             $41,830
                  Expenses of disposition                    (1,765)
                     Net cash proceeds                       40,065
                  Net assets of USTravel                    (15,313)
                     Pro forma pretax gain on sale           24,752
                  Income taxes                              (10,159)
                     Pro forma increase in equity           $14,593

(d) Adjustments to reflect net cash proceeds being used to repay remaining balance of borrowed funds under the Bank Credit Agreement as of December 31, 1993 and to establish a pledged cash or cash equivalent collateral account to partially secure the approximate $23.2 million of outstanding letters of credit under the Bank Credit Agreement with the remainder of the net cash proceeds.

(e) The Unaudited Pro Forma Condensed Consolidated Statement of Operations from Continuing Operations was prepared assuming the sale of the net assets of USTravel was consummated on
               January 1, 1993. The gain on the sale of the assets of USTravel is not shown.

(f) To show the estimated interest effect of repayment of debt described in (d) and related effect on taxes as if sale occurred on January 1, 1993.